UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2025

Nuveen Churchill Private Capital Income Fund
(Exact name of registrant as specified in its charter)

Delaware	000-56412	88-6187397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-9200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 30, 2025, the Board of Trustees (the “Board”) of Nuveen Churchill Private Capital Income Fund (the “Fund”), including all of the trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, approved Amendment No. 1 (the “Amendment”) to the Investment Advisory Agreement, dated as of May 28, 2024 (as amended by the Amendment, the “Advisory Agreement”), by and between the Fund and Churchill PCIF Advisor LLC, the Fund’s investment adviser. The Amendment removes the exception for the Fund’s intermediary manager and the Fund’s administrator to the limitations on indemnification set forth in the Advisory Agreement. The Fund entered into the Amendment as a result of a comment issued by a state securities regulator in connection with its “blue sky” review of the Fund’s offering. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1, and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On July 30, 2025, the Board approved the Fifth Amended and Restated Bylaws of the Fund (the “Amended Bylaws”). The Amended Bylaws change the quorum requirement to hold meetings of the Board from one third of the Board’s trustees to a majority of the Board’s trustees. The Board adopted the Amended Bylaws as a result of a comment issued by a state securities regulator in connection with its “blue sky” review of the Fund’s offering. The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended Bylaws attached hereto as Exhibit 3.1, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Fifth Amended and Restated Bylaws of Nuveen Churchill Private Capital Income Fund
10.1	Amendment No. 1, dated as of July 30, 2025, to the Investment Advisory Agreement by and between Nuveen Churchill Private Capital Income Fund and Churchill PCIF Advisor LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Private Capital Income Fund

Date: August 5, 2025	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President